Exhibit 99.1

Chase Corporation Announces Closing of Acquisition of NuCera Solutions

Transformative acquisition expands the Company’s suite of specialty polymers and attractive polymerization technologies, advancing Chase Corp’s portfolio of products, customer reach and strategic growth trajectory

September 6, 2022, Westwood, MA - Chase Corporation (NYSE American: CCF), a leading global manufacturer of protective materials for high-reliability applications across diverse market sectors, completed on September 1, 2022 the previously announced acquisition of NuCera Solutions, (“NuCera” or the “Company”) from SK Capital (a private equity firm headquartered in New York) for $250 million, pending any working capital adjustments and excluding acquisition-related costs.

The purchase was funded by utilizing Chase’s existing revolving credit facility and available cash on hand. Chase expects this acquisition to be accretive to earnings within the first year of ownership, with meaningful long-term synergy opportunities. Chase will be modestly levered (~1.2x pro-forma net leverage) post acquisition and maintains ongoing financial flexibility.

Adam P. Chase, President and Chief Executive Officer of Chase Corporation, commented, “We are pleased to have completed this important strategic acquisition. The acquisition of NuCera is transformational in advancing Chase’s strategic growth priorities. NuCera’s culture and technology-driven growth oriented mindset closely align with those of Chase, and we are excited to welcome the NuCera team to Chase Corporation.”

Steven McKeown, Chief Executive Officer of NuCera, commented, “The Nucera team is excited to become an important part of Chase Corporation. We are confident that our track-record of growth and innovation will be enhanced under Chase and we thank SK Capital for their support in helping us reach this new phase of our business. On behalf of everyone at NuCera, we look forward to beginning our journey with the Chase team.”

NuCera will expand Chase’s global reach into new, blue-chip customers and attractive high-growth end markets such as personal care, polymer additives, coatings, diversified consumer products and masterbatches. Chase will continue to market under NuCera brands and the business will be integrated into Chase’s Adhesives, Sealants and Additives reporting unit. Chase expects the integration process to run efficiently given its history of successfully integrating acquisitions. Throughout this process, Chase remains committed to ensuring its customers and NuCera’s customers continue to receive excellent products and services.

About NuCera Solutions

With an 85-year history of innovative chemistry, NuCera is a global leader in the development and manufacture of highly differentiated specialty polymers for markets that require high quality and performance: Adhesives, Coatings, Imaging, Masterbatches, Personal Care, Plastics and other consumer applications. NuCera supplies performance chemistry to global markets from its highly flexible manufacturing facilities in Barnsdall, OK which are supported by R&D and applications laboratories as well as pilot plant facilities. Nucera employs approximately 130 people globally. For more information, please visit http://www.nucerasolutions.com

About Chase Corporation

Chase Corporation, a global specialty chemicals company founded in 1946, is a leading manufacturer of protective materials for high-reliability applications throughout the world. More information can be found on our website https://chasecorp.com/

Use of Non-GAAP Financial Measures

The Company uses non-GAAP financial measures in our press releases. Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are non-GAAP financial measures. The Company believes that Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are useful performance measures as they are used by its executive management team to measure operating performance, to allocate resources to enhance the financial performance of its business, to evaluate the effectiveness of its business strategies and to communicate with its board of directors and investors concerning its financial performance. The Company believes Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are commonly used by financial analysts and others in the industries in which the Company operates, and thus provide useful information to investors. However, Chase’s calculation of Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow may not be comparable to similarly titled measures published by others. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.

Cautionary Note Concerning Forward-Looking Statements

Certain statements in our press releases are forward-looking. These may be identified by the use of forward-looking words or phrases including, but not limited to, “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential.” These forward-looking statements are based on Chase Corporation’s current expectations and include statements relating to the expected timing of the acquisition described in this press release, the expected benefits of the transaction, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the transaction. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. To comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that a variety of factors could cause the Company’s actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company’s business include, but are not limited to, the following: uncertainties relating to the timing of the acquisition and receipt of required regulatory approvals; the risk that the businesses involved in the acquisition will not be integrated successfully or that such integration may be more difficult, time- consuming or costly than expected; the risk that expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected time frame; the risk that revenues following the acquisition may be lower than expected; uncertainties relating to operating costs, potential customer loss and business disruption following the transaction, including, without limitation, the risk that difficulties in maintaining relationships with employees, may be greater than expected; uncertainties relating to economic conditions including inflation; uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products; the effectiveness of cost-reduction plans; rapid technology changes; the highly competitive environment in which the Company operates; as well as expected impact of the coronavirus disease (COVID-19) pandemic on the Company’s businesses. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company does not assume any obligation to update or revise any forward-looking statement made in this release or that may from time to time be made by or on behalf of the Company. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A – Risk Factors of the Company’s Annual Report on Form 10-K for the year ended August 31, 2021.

Investor & Media Contact:

Michael Cummings or Jackie Marcus Alpha IR Group

Phone: (617) 982-0475

E-mail: CCF@alpha-ir.com

or

Shareholder & Investor Relations Department

Phone: (781) 332-0700

E-mail: investorrelations@chasecorp.com

Website: www.chasecorp.com